IRA Ideal!




                            DEFINED ASSET FUNDS [SM]




PREMIER
AMERICAN
PORTFOLIO



BLUE CHIP SERIES 7























                                            [ML Logo] Merrill Lynch





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PREMIER AMERICAN PORTFOLIO


[GRAPHICS]

AN OPPORTUNITY TO ACQUIRE A DIVERSIFIED PORTFOLIO OF SOME
OF AMERICA'S PREMIER COMPANIES


Now the Premier American Portfolio brings 35 of America's leading companies together in one Portfolio, affording individual investors access to stocks of companies that supply products and services America uses every day. With the Premier American Portfolio, the relatively high stock prices of these companies are not a barrier to ownership. What's more, by including this Portfolio in your investments, you can be instantly diversified among 35 of America's premier stocks.

Blue Chip Portfolio

We believe the Premier American Portfolio is a solid choice for the equity portion of your investment portfolio. The Portfolio seeks total return through capital appreciation and, to a lesser extent, dividend income. It offers a diversified Portfolio of some of America's largest and most established companies.

Buy with Knowledge o Hold with Confidence

Each company represented in the Portfolio was professionally selected for its high quality and established earnings record. On February 1, 1999, 33 of the 35 stocks traded on the New York Stock Exchange, and each at a price of more than $65 a share. The market capitalization of each company was at least $5 billion, and each has passed our rigorous screening process.

A Defined Strategy

The Premier American Portfolio offers access to an affordable variety of blue chip stocks. Like other Defined Asset Funds (SM), it follows a disciplined investment strategy of selecting stocks based on specific investment merits, and then holds them for a set period of time, in this case, two years. At the end of two years, the screening process is reapplied and a new Portfolio is selected. You can choose to reinvest into another Portfolio, if available, or redeem your investment.





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Company                                           Symbol

MEDICAL/HEALTH CARE                                             22% of Portfolio

Bristol-Myers Squibb Company                      BMY

Bristol-Myers Squibb is the number one drug company in the U.S. Pravachol (cholesterol), TAXOL (cancer) and glucophage (diabetes) are key products. Presently, there are 50 compounds in development.

Cardinal Health, Inc.                             CAH

One of the largest pharmaceutical distributors in the nation. Cardinal also provides hospital pharmacy management, automated dispensing systems manufacturing, pharmacy packaging, retail pharmacy franchising and clinical information systems development.

Eli Lilly and Company                             LLY

World-wide pharmaceutical company best known for Prozac, the top selling anti-depressant in the world. Evista, used to prevent osteoporosis and has potential to address breast cancer, may be come Lily's best selling drug. Approximately 18 compounds are now in clinical trials.

Johnson & Johnson                                 JNJ

With $24 billion in sales, Johnson & Johnson is a world-wide leader in pharmaceuticals, toiletries, first aid, hygiene, medical equipment, surgical products and contraceptives. The company spends over $2 billion annually on research and development.

Medtronic, Inc.                                   MDT

Medtronic is the world's leading medical technology company specializing in implantable and interventional therapies. It is the world leader in defibrillators which slow down a rapid heartbeat, and pacemakers which speed up a slow beating heart.

Merck & Co., Inc.                                 MRK




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One of the world's largest pharmaceutical companies, Merck spends $2 billion annually on research and is a leader in treating cholesterol, high blood pressure and HIV. Five new drugs were launched in 1998 and ten drugs are in late stages of development.

Pfizer, Inc.                                      PFE

A world-wide producer of drugs, medical technology, consumer health-care items and animal health goods. Its drug, Viagra, may become the best selling drug ever. It has one of the best drug development pipelines.

Warner-Lambert Company                            WLA

Warner-Lambert is a worldwide leader in health-care and consumer products with sales in excess of $10 billion. Lipitor (cholesterol) has sales over $2 billion. Several products are waiting market clearance or in advanced clinical development.

COMMERCIAL BANKING                                              10% of Portfolio

Fifth Third Bancorp                               FITB

In addition to traditional banking services, Fifth Third Bancorp also provides money management and data processing. With offices primarily in Ohio, Kentucky and Indiana, this bank continues to expand its services and geographic reach. Acquisitions and the expansion of fee sources should extend the bank's track record.

Firstar Corp.                                     FSR

With the recent merger of Star Banc and Firstar, the new Firstar is among the leading banks in the country with offices in Wisconsin, Ohio, Kentucky and Indiana. Substantial growth in earnings is expected due to cost savings and revenue enhancements.

SunTrust Banks, Inc.                              STI

Operating primarily in Florida, Georgia, Tennessee and Virginia, SunTrust provides a wide range of financial services. The company holds 48.3 million shares of common stock in the Coca-Cola company. Strong credit quality and operating results are expected to continue.

Wachovia Corporation                              WB




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With dual headquarters in Atlanta, GA and Winston-Salem, NC, Wachovia offers a full range of financial services. It is a leading issuer of credit cards, and has significantly expanded overall operations with multiple acquisitions in Virginia. Recent expansion should boost revenue growth going forward.

TELECOMMUNICATIONS                                               9% of Portfolio

AT&T Corp.                                        T

Incorporated in 1885, AT&T operates the world's largest communications network serving over 90 million customers. Products and services include long distance and wireless services; online services; access to home entertainment and local telephone services in selected cities.

Century Telephone Enterprise, Inc.                CTL

Provides a range of telecommunications services including local exchange, wireless, long distance and internet access to over two million customers in 21 states. Its properties are primarily in suburban and rural areas with strong demand for services and less competitive exposure.

Sprint Corporation                                FON

Founded in 1938, Sprint provides domestic and international long distance, local exchange, wireless and internet access services. It is the nation's third largest interexchange carrier, and it provides local phone services to over seven million access lines in 21 states.

DIVERSIFIED OPERATIONS                                           9% of Portfolio

Berkshire Hathaway, Inc. (Class B)                BRK/B

A diversified holding company under the direction of Warren Buffet, that engages in property/casualty insurance and reinsurance as well as a range of diverse non-insurance businesses. As a result of its exceptionally strong and consistent growth, the company's book value has grown over the past 30 years at a compound annual rate of 25%.





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MULTI-SECTOR                                                     9% of Portfolio

General Electric Company                          GE

The fifth-largest U.S. corporation, GE's diverse businesses include aircraft engines, TV network NBC, appliances, electrical and industrial control systems, information services, lighting, medical services, power and transportation systems and plastics. GE's Capital Services business is one of the largest financial services companies in the U.S. An ongoing focus on cost management and an expansion of service businesses bode well for GE's earnings outlook.

Textron, Inc.                                     TXT

Business segments of this diversified company include aircraft (Bell Helicopter and Cessna Aircraft), automotive components, financial services and a variety of industrial products and systems. Strong earnings growth is expected aided by acquisitions and the deployment of proceeds from the sale of Avco Financial.

United Technologies Corporation                   UTX

This global company's principal products and support services are provided by Pratt & Whitney, a leader in aircraft engines; Otis, the world's largest maker of elevators; and Carrier, the world's largest manufacturer of air conditioning/heating equipment. Earnings growth is expected due to margin improvements and strong cash generation which allows for acquisitions and share repurchases.

ELECTRONIC PRODUCTS/SERVICES                                     7% of Portfolio

Honeywell, Inc.                                   HON

A world leader in automation and control technology. Its products, which range from home automatic thermostats to high-tech valves and process controllers, increase comfort, protect the environment, conserve energy and enhance productivity and safety in homes, industry, aviation and space.

Texas Instruments, Inc.                           TXN

A global semi-conductor company and a leading designer and supplier of digital signal processing solutions. The company is a key player in networking today's society by providing wireless communication, semi-conductors, signal processing and digital imaging.





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INSURANCE                                                        7% of Portfolio

American International Group, Inc.                AIG

The nation's largest underwriter of commercial insurance conducts property/casualty business in over 100 countries. AIG recently acquired Sun America, a leader in the retirement savings market. One of the strongest and most diversified financial services companies in the world with an outstanding record of profitable growth.

Jefferson-Pilot Corporation                       JP

This life insurance holding company also has interests in radio and TV stations. Jefferson-Pilot is among the largest life insurers in the U.S. and a leading provider of universal life insurance. Through its life an annuities businesses, the company is well positioned in the asset accumulation market.

MBIA, Inc.                                        MBI

The world's leading financial guarantor also provides specialized financial products and services for public and private sector organizations around the globe. MBIA's primary business is insuring municipal bonds issued by governmental units to finance essential public purposes. The acquisition of CAPMAC has strengthened its position in the structured finance market.

Progressive Corp.                                 PGR

An insurance holding company that underwrites private passenger automobile insurance and related services throughout the U.S. and Canada. Progressive is the fifth-largest private passenger vehicle insurer in the U.S. and is the leading underwriter of non-standard automobile insurance.

CONSUMER PRODUCTS                                                   6% Portfolio

Clorox Company                                    CLX

A leading producer of home cleaning products with several major brands. Other products include Combat insecticides, Kingsford and Matchlite Charcoal, Hidden




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Valley Ranch salad dressings, Armor All products and Fresh Step cat litter.
Double-digit growth should continue due to the portfolio of leading brands, new product development, international expansion and tight cost control.

Colgate-Palmolive Company                         CL

The global leader in oral care and a leading producer of cleaners, deodorants, shampoos, fabric softeners and detergents in a variety of markets. Innovative new products, continued geographic expansion and tight cost control are expected to continue earnings growth over the next few years.

Proctor & Gamble Company                          PG

One of the world's leading consumer product companies, Procter & Gamble markets a broad range of laundry, cleaning, paper, beauty, health care, food and beverage products. Key brands include Tide, Crest, Ivory, Dawn, Downy, Comet, Head & Shoulders, Scope, Secret, Crisco, Pampers, Folger's, Covergirl and many others. Its key strengths are dominant market shares and geographic diversity, low cost base and strong customer relationships.

OIL                                                              5% of Portfolio

Chevron Corp.                                     CHV

Explores for, develops and produces crude oil and natural gas; refines crude oil into finished petroleum products; transports and markets crude oil, natural gas and petroleum products; and makes chemicals for industrial uses. Recent huge oil discoveries in West Africa, attractive Caspian Sea production and cost cutting make Chevron well positioned in the current market environment.

Mobil Corp.                                       MOB

Mobil combines worldwide oil and gas operations, a global marketing and refining complex, a network of pipelines and tankers with a highly sophisticated research and engineering operation. After the impending merger with Mobil is complete, Exxon will be the largest oil company in the world.

RETAIL                                                           4% of Portfolio

Wal-Mart Stores, Inc.                             WMT

The world's largest retailer, Wal-Mart is one of the strongest and fastest growing retailers in the U.S. Its size and buying power enable the company to get the




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lowest prices from suppliers, giving it a competitive edge that supports continued growth.

LINEN SUPPLIES                                                   4% of Portfolio

Cintas Corp.                                      CTAS

One of the leaders in corporate identity uniform programs, Cintas also provides corporate services including entrance mats, sanitation supplies, first aid products and services. The pending acquisition of Unitog will make it the industry leader and should fuel continued strong earning growth.

OFFICE AUTOMATION & EQUIPMENT                                    3% of Portfolio

Xerox Corporation                                 XRX

Xerox manufacturers a broad range of office equipment including copiers, laser printers, publishing and duplication equipment. Eliminating insurance and financial service businesses made it possible for Xerox to focus on growth markets in its core document processing business. Strict cost controls and reduced headcount should allow it to maintain its double-digit growth goals.

RESTAURANTS                                                      3% of Portfolio

McDonald's Corp.                                  MCD

The world's leading fast food service organization with more than 23,000 restaurants. McDonald's holds the number one market share in the majority of the 109 countries and territories in which it operates.

FINANCIAL SERVICES                                               2% of Portfolio

Fannie Mae                                        FNM

This federally chartered, privately-owned corporation, organized as a U.S. government agency, provides supplemental liquidity to the residential mortgage market. Rather than functioning as a primary lender, Fannie Mae purchases, sells and deals in mortgages in the secondary market. It also issues mortgage-backed securities in exchange for pools of mortgages from lenders.

About Defined Asset Funds -- Time in the Market





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We believe the disciplined strategy of buying and holding securities with a long-term view can help meet your needs. For income, for growth or for total return, time in the market can be an effective strategy for growing your portfolio. This philosophy is the cornerstone of Defined Asset Funds.


[GRAPHICS BOX]

Defined Advantages

o    Diversification among 35 "Blue-Chip" stocks.

o    A defined term of two years.

o    A minimum investment of about $250.

o Daily liquidity at a price based on then-current net asset value which may be more or less than your cost.

o    Option to reinvest quarterly distributions at a reduced sales charge.

Is the Blue Chip Portfolio Right for You?

If you are saving for a long-term goal, such as a new home, a child's education or retirement, this Portfolio may be a smart choice. It may not be suitable for investors seeking current income.

The Portfolio is designed for investors who can assume the risks associated with equity investments. The value of your investment will fluctuate with the prices of the underlying stocks in the Portfolio. Stock prices can be volatile.

There can be no assurance that any of the stocks included in the Portfolio will appreciate or not depreciate in price during the two-year life of the Portfolio.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs.

In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you, net of the deferred sales




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charge and the charge for organization costs, after the initial offering period. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for individuals. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge in seven monthly installments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value in each year of the Portfolio's two-year life ($35.00 total).

                                           As a % of               Amount
                                     Public Offering Price     per 1,000 units
--------------------------------------------------------------------------------
Initial Sales Charge                         1.00%                 $10.00

Deferred Sales Charge Year 1                 1.75%                 $17.50
Deferred Sales Charge Year 2                 1.75%                 $17.50
                                             ----                  ------

Maximum Sales Charge                         4.50%                 $45.00

Estimated Annual Operating Expenses
(as a % of net assets)                       0.166%                $1.64

Estimated Organization Costs                                       $1.68
--------------------------------------------------------------------------------

If you sell your units before the final deferred sales charge installment in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.





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Amount                                        Total Two-Year Sales Charge
Purchased                                   as a % of Public Offering Price
--------------------------------------------------------------------------------
Less than $50,000                                       4.50%
$50,000 to $99,999                                      4.25
$100,000 to $249,999                                    3.75
$250,000 to $999,999                                    3.50
$1,000,000 or more                                      2.75
--------------------------------------------------------------------------------

Take Stock in America Today!

You can get started with the Premier American Portfolio for about $250 for regular or IRA accounts. Contact your financial professional for a free prospectus containing more complete information, including all sales charges, expenses and risks. Be sure to read it carefully before you invest or send money.


                              Defined Asset Funds
                    Buy With Knowledge o Hold With Confidence
                                     [logo]

EQUITY INVESTOR FUNDS

Other Concept Series

Health Care Trust (Pharmaceutical & Biotechnology Portfolio)
Premier World Portfolio
Real Estate Income Trust
Tele-Global Trust
Utility Portfolio

Select Series

Select Ten Portfolio
     (DJIA)
United Kingdom Portfolio
     (Financial Times Index)
Select Growth Portfolio
Select S&P Industrial
     Portfolio
Select S&P Industry
     Turnaround Portfolio




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Select Standard & Poor's
     Intrinsic Value Portfolio


Index Series

S&P 500 Trust
S&P MidCap Trust


FIXED INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds


[Recycle logo] Printed on recycled Paper                            15570BR-2/99

[Copyright logo] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.
                      Member SIPC.


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